Exhibit 3.1


                                    DELAWARE
                               __________________   PAGE 1
                                The First State



      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY "BCAP LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE

AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS

OFFICE SHOW, AS OF THE TWENTY-FIFTH DAY OF AUGUST, A.D. 2005.



















                                      /s/ Harriet Smith Windsor
                      [SEAL]          -----------------------------------------
                                      Harriet Smith Windsor, Secretary of State

4021310  8300                             AUTHENTICATION:  4117331

050704098                                           DATE:  08-25-05

                                    DELAWARE
                               __________________   PAGE 1
                                The First State



      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

FORMATION OF "BCAP LLC", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF AUGUST,

A.D. 2005, AT 5:34 O'CLOCK P.M.



















                                      /s/ Harriet Smith Windsor
                      [SEAL]          -----------------------------------------
                                      Harriet Smith Windsor, Secretary of State

4021310  8100                             AUTHENTICATION:  4117329

050704098                                           DATE:  08-25-05

                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 05:34 PM 08/25/2005
                                                     FILED 05:34 PM 08/25/2005
                                                    SRV 050704098 - 4021310 FILE


                            CERTIFICATE OF FORMATION

                                       OF

                                    BCAP LLC


            This Certificate of Formation of BACP LLC (the "LLC"), dated as of August 25, 2005, has been duly executed and is being filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. ss. 18-101, et seq.)

            FIRST. The name of limited liability company formed hereby is BCAP LLC.

            SECOND. The address of the registered office of the LLC in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

            THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                                /s/ James G. Leyden, Jr.
                                                --------------------------------
                                                Name:  James G. Leyden, Jr.
                                                Authorized Person